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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

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                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) May 5, 1995


                              Chiron Corporation
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            (Exact name of registrant as specified in its charter)


     Delaware                      0-12798                      94-2754624
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(State or other                  (Commission                   (IRS Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)


                      4560 Horton Street, Emeryville, CA             94608
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                   (Address of principal executive offices)        (Zip Code)


Registrant's telephone number, including area code (510) 655-8730
                                                   --------------

                                     N/A
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          (Former name or former address, if changed since last report)


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ITEM 8.     CHANGE IN FISCAL YEAR.

      On May 5, 1995, effective for fiscal year 1995, the Company determined to adjust its fiscal year from the calendar year to the 52 or 53-week period that ends on the Sunday nearest December 31. As a result of this adjustment, the first quarter of 1995 represents the thirteen-week period ended April 2, 1995. As a result of the adjustment, there will be no transition or interim period.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 CHIRON CORPORATION


Date:     May 15, 1995                           By:  /s/ William G. Green
                                                     ---------------------
                                                      William G. Green
                                                      Senior Vice President and
                                                      General Counsel



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